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                                                                   Exhibit 20.1



                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-5


Section 7.3 Indenture                       Distribution Date:        8/16/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,657,600.00
            Class B Note Interest Requirement                        170,800.00
            Class C Note Interest Requirement                        285,600.00
                      Total                                        2,114,000.00

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.31556
            Class B Note Interest Requirement                           1.62667
            Class C Note Interest Requirement                           2.11556

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                           By:
                                               --------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President